UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES FUND)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATINOAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EMEXPT FUNDS)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

INVESCO GROUP OF FUNDS
IMPORTANT PROXY NEWS

MEETING SCHEDULED FOR
April 1, 2011
11 Greenway Plaza, Suite 2500
Houston, Texas 77046-1173

Recently we distributed proxy material regarding the Special Meeting of Shareholders of the Invesco Group of Funds. Our records indicate that we have not received voting instructions for your account(s).
To avoid adjournments and additional solicitation costs, your Board of Trustees is asking you to use the enclosed proxy card to authorize your proxy “FOR” the approval of the proposal.
Proxy materials and other fund literature may be reviewed and downloaded online at www.invesco.com, or by calling Invesco Investment Services, Inc. at 1-800-959-4246.
Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date.

For your convenience, please utilize any of the following methods to submit your vote:
1.       By Internet
Follow the simple instructions on your voting instruction form.
2.       By Touch-tone Phone
Please call the toll-free number located on your voting instruction form and follow the simple instructions.
3.       By Mail
Simply return your executed voting instruction form in the envelope provided.

Please take a moment and vote today! Thank you.

INVESCO GROUP OF FUNDS
IMPORTANT PROXY NEWS

MEETING SCHEDULED FOR
April 1, 2011
11 Greenway Plaza, Suite 2500
Houston, Texas 77046-1173

Recently we distributed proxy material regarding the Special Meeting of Shareholders of the Invesco Group of Funds. Our records indicate that we have not received voting instructions for your account(s).
To avoid adjournments and additional solicitation costs, your Board of Trustees is asking you to use the enclosed proxy card to authorize your proxy “FOR” the approval of the proposal.
Proxy materials and other fund literature may be reviewed and downloaded online at www.invesco.com, or by calling Invesco Investment Services, Inc. at 1-800-959-4246.
Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date.

For your convenience, please utilize any of the following methods to submit your vote:
1.       By Internet
Follow the simple instructions on your voting instruction form.
2.       By Touch-tone Phone
Please call the toll-free number located on your voting instruction form and follow the simple instructions.
3.       By Phone
Please call Computershare Fund Services toll-free at 1-866-438-4810. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from 12:00 p.m. to 6:00 p.m. EDT.
4.       By Mail
Simply return your executed voting instruction form in the envelope provided.

Please take a moment and vote today! Thank you.

INVESCO GROUP OF FUNDS
IMPORTANT PROXY NEWS

MEETING SCHEDULED FOR
April 14, 2011
11 Greenway Plaza, Suite 2500
Houston, Texas 77046-1173

Recently we distributed proxy material regarding the Special Meeting of Shareholders of the Invesco Group of Funds. Our records indicate that we have not received voting instructions for your account(s).
To avoid adjournments and additional solicitation costs, your Board of Trustees is asking you to use the enclosed proxy card to authorize your proxy “FOR” the approval of the proposal.
Proxy materials and other fund literature may be reviewed and downloaded online at www.invesco.com, or by calling Invesco Investment Services, Inc. at 1-800-959-4246.
Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date.

For your convenience, please utilize any of the following methods to submit your vote:
1.       By Internet
Follow the simple instructions on your voting instruction form.
2.       By Touch-tone Phone
Please call the toll-free number located on your voting instruction form and follow the simple instructions.
3.       By Mail
Simply return your executed voting instruction form in the envelope provided.

Please take a moment and vote today! Thank you.

INVESCO GROUP OF FUNDS
IMPORTANT PROXY NEWS

MEETING SCHEDULED FOR
April 14, 2011
11 Greenway Plaza, Suite 2500
Houston, Texas 77046-1173

Recently we distributed proxy material regarding the Special Meeting of Shareholders of the Invesco Group of Funds. Our records indicate that we have not received voting instructions for your account(s).
To avoid adjournments and additional solicitation costs, your Board of Trustees is asking you to use the enclosed proxy card to authorize your proxy “FOR” the approval of the proposal.
Proxy materials and other fund literature may be reviewed and downloaded online at www.invesco.com, or by calling Invesco Investment Services, Inc. at 1-800-959-4246.
Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date.

For your convenience, please utilize any of the following methods to submit your vote:
1.       By Internet
Follow the simple instructions on your voting instruction form.
2.       By Touch-tone Phone
Please call the toll-free number located on your voting instruction form and follow the simple instructions.
3.       By Phone
Please call Computershare Fund Services toll-free at 1-866-438-4810. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from 12:00 p.m. to 6:00 p.m. EDT.
4.       By Mail
Simply return your executed voting instruction form in the envelope provided.

Please take a moment and vote today! Thank you.

“Hello, I’m trying to reach s/h name. Is he/she available? My name is ___and I’m calling on a recorded line regarding your investment in the fund name. We sent you a proxy card to register your vote for the shareholder meeting and haven’t received it back, so we’re calling to ask if you “would have any objections to voting along with the recommendations of your Board?” YES NO Use Appropriate Rebuttal Would you have any objections to voting along with the recommendations of your Board? Shareholder Agrees to Vote Shareholder Declines to vote Would you like our toll free number so you can call back at your convenience? Your participation would be greatly appreciated and it would just take a brief moment to vote your shares over the phone. I am recording your vote and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip code that we’ll be mailing your confirmation to? Please call inbound toll free any time between 9am and 11pm EST weekdays or between Noon and 6pm on Saturday. Thank you for your time and your vote Mr./Mrs. ___have a good ___! Thank you for your time. Have a good day/evening!

“Hello, I’m trying to reach s/h name. Is he/she available? My name is ___and I’m calling on a recorded line regarding your investment in the fund name. We sent you a proxy card to register your vote for the shareholder meeting and haven’t received it back, so we’re calling to ask if you “would have any objections to voting along with the recommendations of your Board?” Alternate Introduction Call Flows: IF Investment is in a Trust: My name is ___and I’m calling on a recorded line regarding the investment in the fund name held in Trust Name for which you are listed as Trustee. IF Investment is in a Custodial Acct for a Minor: My name is ___and I’m calling on a recorded line regarding the investment in the fund name you control as custodian for name of minor . IF Investment is held by an Association or Club: My name is ___and I’m calling on a recorded line regarding the investment in the fund name held in Association / Club Name for which you are listed as contact. IF Investment is in a Company Name: . My name is ___and I’m calling on a recorded line regarding the investment in the fund name held in Company’s Name for which you are listed as contact. IF Investment is in 401 K / Pension Plan held by Company Name: My name is ___and I’m calling on a recorded line regarding the investment in the fund name held in the Company’s Name 401 K / Pension Plan for which you are listed as contact person.